SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2004

LENNOX INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15149 (Commission File Number)	42-0991521 (IRS Employer Identification No.)

2140 Lake Park Blvd. Richardson, Texas (Address of principal executive offices)		75080 (Zip Code)

Registrant’s telephone number, including area code: (972) 497-5000

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     The following exhibit is filed herewith:

99.1	Press Release dated February 4, 2004 issued by Lennox International Inc.

Item 12. Results of Operations and Financial Condition.

     On February 4, 2004, Lennox International Inc. (the “Company”) issued a press release announcing its financial results for the fiscal year ended December 31, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference. The information in the press release is being furnished, not filed, pursuant to Item 12. Accordingly, the information in the press release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.

Date: February 4, 2004	By:	/s/ Carl E. Edwards, Jr.

	Name: Title:	Carl E. Edwards, Jr. Executive Vice President, Chief Legal Officer and Secretary

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION

99.1	—	Press release dated February 4, 2004 issued by Lennox International Inc.